UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]
Preliminary Proxy Statement

[ ]
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]
Definitive Proxy Statement

[X]
Definitive Additional Materials

[ ]
Soliciting Material Under Rule 14a-12

TMC THE METALS COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]
No fee required.

[ ]
Fee previously paid with preliminary materials.

[ ]
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares By Proxy.

TMC THE METALS COMPANY INC.
c/o Continental Proxy Services
1 State Street, New York NY 10004

TMC the metals company Inc.
595 Howe Street, 10th Floor
Vancouver, British Columbia, V6C 2T5

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

to be held on
Tuesday, May 31, 2022

*Shareholders are cordially invited to attend the virtual Annual and Special Meeting and to vote on the Internet or any Mobile device.

Dear Shareholder,

Notice is hereby given that the 2022 Annual and Special Meeting of Shareholders of TMC the metals company Inc. (the "Company") will be held in a virtual format on Tuesday, May 31, 2022 at 10:00 a.m. EDT. You will be able to attend the annual and special meeting, vote your shares electronically and submit your questions during the live audio webcast of the meeting if you were a holder of the Company's common shares at the close of business on the record date of April 4, 2022 by visiting **https://www.cstproxy.com/metals/2022** at the date and time of the meeting.

Proposals to be considered at the Annual Meeting:

1. To consider and act upon a proposal to set the number of directors at eight;
2. To consider and act upon a proposal to elect to the Company's Board of Directors eight persons to hold office until the next annual meeting of shareholders;
3. To consider and act upon a proposal to approve the Company's 2021 Employee Stock Purchase Plan in the form set out and as more particularly discussed in the Company's 2022 Proxy Statement. A copy of the 2021 Employee Stock Purchase Plan is attached as Appendix A to the 2022 Proxy Statement and will be available for inspection by the shareholders at the Company's records office located at 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5 during statutory business hours during the 10 days prior to the annual and special meeting;
4. To consider and act upon a proposal to appoint Ernst & Young LLP as the Company's independent registered public accounting firm for the 2022 fiscal year, ending December 31, 2022; and
5. To address such other matters as may properly come before the 2022 annual and special meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 2, and "FOR" Proposals 1, 3 and 4 and should not refer to a recommendation for item 5.

Your electronic vote by proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting –
If you plan to attend and/or vote at the virtual online annual and special meeting, you will need your 12 digit control number to attend and vote electronically during the annual and special meeting. To attend and/or vote the annual and special meeting, visit:
https://www.cstproxy.com/metals/2022
You will be provided instructions and prompted to vote during the meeting.

Vote Your Proxy on the Internet:

Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at: https://www.cstproxy.com/metals/2022

TMC THE METALS COMPANY INC.595 Howe Street, 10th Floor Vancouver, British Columbia, V6C 2T5Important Notice Regarding the Availability of Proxy Materials For the 2022 Annual and Special Meeting of Shareholdersto be Held On May 31, 2022The following Proxy Materials are available to you to review at: https://www.cstproxy.com/metals/2022⦁the Company’s Annual Report for the year ended December 31, 2021⦁the Company’s 2022 Proxy Statement⦁the Proxy Card⦁any amendments or supplements to the foregoing materials that are required to be furnished to shareholdersThis is not a ballot. You cannot use this notice to vote your shares. This communication presents only a notice of the Annual and Special Meeting of Shareholders overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important infor- mation contained in the proxy materials before voting.If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 17, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.